Exhibit 99.2

Earnings Call – Q1 FY21 Shawn O’Connor, CEO William Frederick, CFO January 11, 2021 (NASDAQ:SLP)

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

Quarter Highlights ● Good start to the new fiscal year ● Revenue growth, although impacted by a tough year - over - year comparison for our DILIsym division, was otherwise strong and in line with expectations ● Our profitability remains solid and improved with continued favorable revenue mix toward increased software contribution ● Increasing sales pipeline and bookings reflect momentum in our marketplace still effected by COVID - 19 ● We continue to leverage key regulatory and large pharma relationships to enhance the value we provide to our clients with enhanced software and service capabilities 3

Revenue Mix (in millions) Total • 14% Y/Y growth • 1% Y/Y growth (excl. Lixoft) • 28% Y/Y growth (excl. DILIsym services) Software • 35% Y/Y growth • 9% Y/Y growth (excl. Lixoft) • 58% of total revenue Services • 6% Y/Y decline • 15% Y/Y growth (excl. DILIsym services) • 42% of total revenue 4 $4.1 $4.6 $6.2 $3.4 $4.8 $4.5 1Q19 1Q20 1Q21 Software Services 55% 45% 51% 49% 58% 42% $7.5 $9.4 $10.7

Growth & Profitability Metrics * Pro forma non - GAAP numbers 5 7% 25% 14% 36% 36% 36% 43% 61% 50% 71% 72% 77% $0.09 $0.11 $0.12 1Q19 1Q20 1Q21 Revenue growth % EBITDA % of revenue Rule of 40 Gross Margins Diluted EPS

Software Revenue by Product 6 55% 19% 19% 7% GastroPlus ADMET Predictor Monolix Suite Other Software 1Q21 Software Products as % of Software Revenue

Software Highlights • Client Success – New GPX funded collaborations with FDA and Roche initiated – AIDD lead optimization project with large pharma partner initiated with 70 molecules moved to synthesis and testing phase • New Products & Releases – GastroPlus V9.8 released – APX and AIDD released – Monolix Suites R2020 released – DILIsym V10 nearing completion – IPF Model and RENAsym nearing completion and availability for mid - year • Other – 23% increase in Monolix customers vs 1Q20 7

Software Performance Metrics Avg. Revenue per Customer (in thousands) 8 $38 $44 $54 $52 $59 $74 1Q19 1Q20 1Q21 All Companies Commercial Companies Renewal Rates 95% 97% 92% 83% 85% 88% 1Q19 1Q20 1Q21 Fees Accounts

Services Revenue by Type 9 21% 25% 54% PBPK QSP/QST PKPD 1Q21 Services Types as % of Service Revenue

Services Highlights • Client Success – Remdesivir at Liver tox meeting – OEHHA review of Acetaminophen • New Services – Large COVID related project signed with large pharma client – 3 - year project with large private foundation – 3 new projects with large non - profit biotechnology institute 10

Services Performance Metrics 11 43 56 64 17 27 12 37 42 50 97 125 126 1Q19 1Q20 1Q21 Total Projects During Qtr. PKPD QST/QRP PBPK Backlog $14.0 $10.5 $12.0 1Q20 4Q20 1Q21 Backlog (in millions)

Q1 Performance & FY21 Outlook • Total Revenue Growth – Q1 performance: 14% growth – Full - year target range: 15 - 20% organic growth plus 3 - 5% from Lixoft • Software Revenue Growth – Q1 performance: 35% growth – Full - year target range: 20 - 25% growth • Services Revenue Growth – Q1 performance: 6% decline – Full - year target range: 25 - 30% growth • M&A Effort – Acquisitions would be incremental to revenue growth targets above – Focus: • Companies that extend our product portfolio • Companie s that provide new service capabilities/capacity • Companies that expand our geographic coverage 12

Financial Results

14 Income Statement Summary (in millions) 1QFY21 % of Rev 1QFY20 % of Rev Revenue $ 10.7 100% $ 9.4 100% Revenue Growth 14% 25% Gross Margin $ 8.3 77% $ 6.8 72% SG&A $ 4.4 41% $ 3.5 37% R&D 0.8 8% 0.5 6% Total operating exp 5.2 49% 4.0 43% Income from operations 3.1 29% 2.7 29% Other income (expense) (0.1) (1)% 0.0 0% Income before income taxes 3.0 28% 2.7 29% Income taxes 0.5 5% 0.7 7% Effective tax rate 17% 25% Net income 2.5 23% 2.1 22% Diluted earnings per share (in dollars) $ 0.12 $ 0.11 EBITDA $ 3.9 36% $ 3.4 36%

Gross Margin Trend * Pro forma non - GAAP numbers 15 79% 82% 85% 61% 62% 66% 71% 72% 77% 1Q19 1Q20 1Q21 Software Consulting Total

16 Balance Sheet Summary (in millions, except where indicated) November 30, 2020 August 31, 2020 Cash and short - term investments $ 118.8 $ 116.0 Total current assets 131.2 129.1 Total assets 170.5 168.4 Current liabilities 5.5 5.5 Long - term liabilities 6.9 6.9 Total liabilities 12.4 12.4 Shareholders’ equity 158.0 156.0 Total liabilities and shareholders’ equity 170.5 168.4 Current ratio 24.0x 23.5x

Conclusion ● Q1 revenue growth and profitability in line with FY21 outlook ● Underlying sales activity appears to be moving back towards historical trends despite continued COVID - 19 disruptions ● Sales investments in resource and infrastructure positively impacting strategic sales strategies and price/discounting programs ● Continued progress in our M&A efforts 17

Selected Financial Information Nasdaq SLP Cash and short - term investments $119 M Borrowed Debt Outstanding $0 Market Capitalization (a/o 1/05/21) $ 1.5B Fully Diluted Shares Outstanding 1Q21 20.8M Average Daily Trading Volume (current 30 day - a/o 1/05/21) ~198,000 18

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